                                                                    EXHIBIT 99.2

                           AMENDMENT NO. 5 AND WAIVER

        AMENDMENT NO. 5 AND WAIVER (this "Amendment") dated as of June 3, 2003, under the $300,000,000 Credit Agreement dated as of April 20, 2001 (as heretofore amended, the "Credit Agreement") among KINDRED HEALTHCARE OPERATING, INC. (formerly named Vencor Operating, Inc.) (the "Borrower"), KINDRED HEALTHCARE, INC. (formerly named Vencor, Inc.) ("Kindred"), the LENDERS party thereto and JPMORGAN CHASE BANK (formerly The Chase Manhattan Bank, successor-by-merger to Morgan Guaranty Trust Company of New York), as Administrative Agent and Collateral Agent.

                              W I T N E S S E T H:

        WHEREAS, the Borrower has informed the Agents and the Lenders that (a) the Borrower and Kindred have entered into an Agreement for Sale of Real Estate and Master Lease Amendments dated as of May 14, 2003 (the "Ventas Agreement") with Ventas Realty, Limited Partnership ("Ventas Realty") pursuant to which agreement the Borrower and Kindred have agreed, subject to certain conditions, to purchase (the "Ventas Facilities Purchase") from Ventas Realty the Healthcare Facilities listed on Part I of Schedule A hereto (the "Ventas Florida Facilities") and on Part II of Schedule A hereto (the "Ventas Texas Facility" and, together with the Ventas Florida Facilities, the "Ventas Facilities") for aggregate consideration (the "Ventas Facilities Purchase Consideration") comprising a cash payment of approximately $59,679,000, a termination fee of approximately $4,115,000 and a rent increase on certain other properties of approximately $44,000,000 (in net present value terms), (b) the Borrower proposes to effect the purchase of the Ventas Facilities through two Restricted Subsidiaries (Kindred Nursing Centers South, LLC ("Kindred South"), in the case of the Ventas Florida Facilities, and Kindred Nursing Centers North, LLC ("Kindred North" and, together with Kindred South, the "Purchasers"), in the case of the Ventas Texas Facility) and (c) the Borrower, Kindred and Ventas Realty propose to enter into partial lease termination agreements and lease amendment agreements (collectively, the "Proposed Master Lease Amendments") with respect to the Master Lease Agreements pursuant to which the Ventas Facilities are currently leased by the Borrower to provide for, among other things, the termination of the relevant Master Lease Agreements as to the Ventas Facilities, the adjustment of the rent due thereunder and certain modifications to the reporting responsibilities of the Borrower and/or Kindred, all as more fully set forth in Exhibits I-1 through I-5 to the Ventas Agreement;

        WHEREAS, the Borrower has also informed the Agents and the Lenders that, following the consummation of the Ventas Facilities Purchase, the Borrower

>

proposes to (a) sell the Ventas Florida Facilities and the Healthcare Facilities listed on Part III of Schedule A hereto (the "Owned Facilities") to Senior Health Management LLC or to one or more of its nominees ("SHM"), which sale may be effected by means of a sale of the Borrower's Equity Interests in the Restricted Subsidiaries that then own such facilities (including, without limitation, Kindred South), for aggregate cash consideration of approximately $62,500,000 payable at the closing of such sale (the "Proposed SHM Facility Sale"), (b) sublease the Healthcare Facility listed on Part IV of Schedule A hereto (the "Sublease Facility") to SHM on terms (including rental payment terms) substantially similar to the terms on which the Borrower currently leases such Healthcare Facility from Fairhaven South, Inc., such sublease to terminate on June 30, 2006 (the "Proposed Sublease"), (c) sell the personal property, inventory and certain other operating assets associated with the Ventas Florida Facilities, the Owned Facilities and the Sublease Facility to SHM for aggregate cash consideration of approximately $2,500,000 payable at the closing of such sale (the "Proposed SHM Personal Property Sale"), (d) transfer certain employee obligations to SHM for a purchase price reduction of approximately $3,000,000 at closing, (e) sell the Accounts relating to the Ventas Florida Facilities, the Owned Facilities and the Sublease Facility to SHM for aggregate cash consideration of approximately $10,000,000 payable at the closing of such sale and further consideration equal to 85% of any amounts collected in excess of $10,000,000 over the two years following the closing of such sale (collectively, the "Proposed SHM Accounts Sale") and (f) consummate the transactions described in the preceding provisions of this paragraph by June 30, 2003 (or, if such transactions are not consummated by such date, enter into interim leases (the "Proposed SHM Interim Leases") of the Ventas Florida Facilities and the Owned Facilities with SHM, which leases will be for aggregate annual rental payments of approximately $8,684,000 and have terms ending on the earlier of the date such sale transactions are consummated and June 30, 2004); and

        WHEREAS, the Borrower has further informed the Agents and the Lenders that, following the consummation of the Ventas Facilities Purchase, the Borrower proposes to (a) sell the Ventas Texas Facility to Southwest L.T.C. Management, Inc. or to one or more of its affiliates ("SLTCM"), which sale may be effected by means of a sale of the Borrower's Equity Interests in Kindred North, for aggregate cash consideration of approximately $4,500,000 payable at the closing of such sale (the "Proposed SLTCM Facility Sale"), (b) sell the personal property, inventory and certain other operating assets associated with the Ventas Texas Facility to SLTCM (the "Proposed SLTCM Personal Property Sale"),
(c) sell the Accounts relating to the Ventas Texas Facility to SLTCM for aggregate cash consideration payable at closing equal to approximately 50% of the gross receivables as of the date of closing of such sale and 85% of any amounts collected in excess of the amount paid at closing over the two years following the

>

closing of such sale (collectively, the "Proposed SLTCM Accounts Sale") and (d) consummate the transactions described in the preceding provisions of this paragraph by September 30, 2003 (or, if such transactions are not consummated by such date, continue the lease of the Ventas Texas Facility with SLTCM (the "Proposed SLTCM Interim Lease") until such transactions are consummated, which lease will be entered into on July 1, 2003 (unless such transactions have been consummated by such date) for a term of up to 18 months and for an aggregate rental payment of approximately $21,000 per month);

        NOW, THEREFORE, the parties hereto agree as follows:

        SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

        SECTION 2. Mandatory Prepayment of Notes. The Required Lenders hereby agree that, notwithstanding anything in Section 2.06(a) or clause (iii) of
Section 7.03(d) of the Credit Agreement or Section 5(j) of the Security Agreement to the contrary, the Borrower (a) shall be required to deposit the Net Cash Proceeds of the Proposed SHM Facility Sale, the Proposed SHM Personal Property Sale, the Proposed SLTCM Facility Sale and the Proposed SLTCM Personal Property Sale in a Collateral Account and, if applicable, and to the extent set forth in Section 2.06(a) of the Credit Agreement, with the Exit Facility Collateral Agent, only to the extent that the aggregate amount of such Net Cash Proceeds exceeds $60,000,000; provided that the remaining Net Cash Proceeds of such transactions are applied towards the Required Prepayments (as defined below) and (b) shall not be required to deposit any Net Cash Proceeds of the Proposed SHM Accounts Sale or the Proposed SLTCM Accounts Sale in a Collateral Account.

        SECTION 3. Future Assets to be Added to the Collateral. The Required Lenders hereby waive compliance by the Borrower with the provisions of Section 5.09(b) of the Credit Agreement to the extent (but solely to the extent) that such provisions require the Borrower to cause one or more of the Ventas Facilities to be added to the Collateral; provided that if either the Proposed SHM Facility Sale or the Proposed SLTCM Facility Sale is not consummated by December 31, 2003, then the Borrower shall, and shall cause its Restricted Subsidiaries (including Kindred South and/or Kindred North) to, execute and deliver with respect to each Ventas Facility the sale of which is not consummated, a mortgage or similar

>

instrument, lenders' title insurance policy (or substitution lenders' title insurance policy), fixture filing and local counsel opinion as reasonably requested by the Administrative Agent or the Collateral Agent, together with evidence, in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent, that any ground lessor consent required to give effect to any transaction contemplated by this proviso has been obtained and that any documentary or other tax or charge payable in connection with any transaction contemplated by this proviso has been paid.

        SECTION 4. Fixed Charge Coverage Ratio (EBITDAR). The table appearing in
Section 6.01(a) of the Credit Agreement is amended and restated in its entirety to read as follows:

                 PERIOD                                    RATIO
------------------------------------------------------------------
June 30, 2001 through December 31, 2001                  1.01 to 1

March 31, 2002 through March 31, 2003                    1.15 to 1

June 30, 2003 through March 31, 2004                     0.95 to 1

June 30, 2004                                            1.00 to 1

September 30, 2004                                       1.05 to 1

December 31, 2004                                        1.15 to 1

March 31, 2005 through March 31, 2007                    1.20 to 1

June 30, 2007 and September 30, 2007                     1.00 to 1

December 31, 2007 and thereafter                         1.20 to 1

        SECTION 5. Total Leverage Ratio. The table appearing in Section 6.02(a) of the Credit Agreement is amended and restated in its entirety to read as follows:

                 PERIOD                                    RATIO
------------------------------------------------------------------
June 30, 2001 through December 31, 2001                  3.95 to 1

January 1, 2002 through March 31, 2003                   3.25 to 1

April 1, 2003 through June 30, 2003                      5.75 to 1

July 1, 2003 through September 30, 2003                  5.50 to 1

October 1, 2003 through December 31, 2003                4.25 to 1

>

June 30, 2001 through December 31, 2001                 3.95 to 1

January 1, 2004 through March 31, 2004                  3.50 to 1

April 1, 2004 and thereafter                            3.25 to 1

        SECTION 6. Minimum Consolidated Net Worth. The table appearing in
Section 6.03 of the Credit Agreement is amended and restated in its entirety to read as follows:

           QUARTERLY MEASUREMENT DATE                     AMOUNT
-------------------------------------------------------------------
June 30, 2001                                         $ 378,797,000

September 30, 2001                                    $ 385,470,000

December 31, 2001                                     $ 399,125,000

March 31, 2002                                        $ 500,000,000

June 30, 2002                                         $ 510,000,000

September 30, 2002                                    $ 520,200,000

December 31, 2002                                     $ 530,604,000

March 31, 2003                                        $ 522,200,000

June 30, 2003                                         $ 469,926,000

September 30, 2003                                    $ 454,935,000

December 31, 2003                                     $ 430,822,000

March 31, 2004                                        $ 426,421,000

June 30, 2004                                         $ 428,087,000

September 30, 2004                                    $ 432,603,000

December 31, 2004                                     $ 445,049,000

March 31, 2005                                        $ 452,036,000

June 30, 2005                                         $ 461,744,000

September 30, 2005                                    $ 470,419,000

December 31, 2005                                     $ 482,033,000

>

March 31, 2006                                        $ 488,895,000

June 30, 2006                                         $ 498,848,000

September 30, 2006                                    $ 509,903,000

December 31, 2006                                     $ 525,728,000

March 31, 2007                                        $ 534,980,000

June 30, 2007                                         $ 547,645,000

September 30, 2007                                    $ 560,835,000

December 31, 2007                                     $ 578,719,000

March 31, 2008                                        $ 587,609,000

        SECTION 7. Consolidations, Mergers and Asset Sales; Limitation on Sale or Issuance of Equity Interests of Restricted Subsidiaries. (a) The Required Lenders, pursuant to Section 7.03(a)(iii)(C) of the Credit Agreement and for purposes of Section 5(j) of the Security Agreement, hereby consent to the Proposed SHM Facility Sale, the Proposed SHM Interim Leases, the Proposed SHM Personal Property Sale, the Proposed SHM Accounts Sale, the Proposed SLTCM Facility Sale, the Proposed SLTCM Interim Lease, the Proposed SLTCM Accounts Sale, the Proposed SLTCM Personal Property Sale and the Proposed Sublease, in each case, on terms substantially similar to those set forth in the recitals hereto.

        (b) The Required Lenders hereby waive compliance by the Borrower with the provisions of Section 7.03(d) of the Credit Agreement (other than clause (iii) thereof, except to the extent set forth in Section 2 hereof) and the provisions of Section 7.06 of the Credit Agreement, in each case, to the extent (but only to the extent) necessary to permit the Borrower and the Purchasers to enter into and consummate the Proposed SHM Facility Sale, the Proposed SHM Interim Leases, the Proposed SHM Personal Property Sale, the Proposed SHM Accounts Sale, the Proposed SLTCM Facility Sale, the Proposed SLTCM Interim Lease, the Proposed SLTCM Accounts Sale, the Proposed SLTCM Personal Property Sale and the Proposed Sublease, in each case, on terms substantially similar to those set forth in the recitals hereto.

        SECTION 8. Limitations on Acquisitions and Investments. The Required Lenders hereby (a) waive compliance by the Borrower with the provisions of
Section 7.08 of the Credit Agreement to the extent (but only to the extent) necessary to permit the consummation of the Ventas Facilities Purchase and (b) agree that no portion of the basket provided for in Section 7.08(b)(ii) of the Credit

>

Agreement shall be deemed to be utilized by the payment of the Ventas Facilities Purchase Consideration; provided that at the time of, and immediately after giving effect to, the Ventas Facilities Purchase, no Default shall have occurred and be continuing.

        SECTION 9. No Modification of Certain Documents Without Consent. The Required Lenders hereby waive compliance by the Borrower and Kindred with the provisions of Section 7.12(c) of the Credit Agreement to the extent (but only to the extent) necessary to permit the Proposed Master Lease Amendments.

        SECTION 10. Prepayments of Loans. (a) The Borrower hereby agrees that it shall prepay Loans pursuant to Section 2.07 of the Credit Agreement (the "Required Prepayments"): (i) on the earliest to occur of (x) the second Business Day following the date on which the Proposed SHM Facility Sale is consummated,
(y) the second Business Day following the date on which the Proposed SLTCM Facility Sale is consummated and (z) December 31, 2003, in an aggregate principal amount, if such prepayment is pursuant to clause (x) or (y), equal to the lesser of (A) $60,000,000 and (B) the Net Cash Proceeds of such event, or in the aggregate principal amount, if such prepayment is pursuant to clause (z), of $60,000,000 and (ii) on the second to occur of the events referred to in clauses
(x), (y) and (z) above (but in any case no later than December 31, 2003, regardless of whether neither the Proposed SHM Facility Sale nor the Proposed SLTCM Facility Sale has been consummated), in an aggregate principal amount equal to $60,000,000 less the aggregate principal amount of the prepayment made pursuant to clause (i) above, if any.

        (b) The Borrower agrees that each such prepayment shall be made together with accrued and unpaid interest thereon to the extent required by
Section 2.07(c) of the Credit Agreement. The Required Lenders waive any further notice of any such prepayment that would otherwise be required by Section 2.07 of the Credit Agreement. Each such prepayment shall be subject to Section 2.08(c) of the Credit Agreement.

        (c) The Borrower agrees that any failure by the Borrower to make any prepayment referred to in clause (a) on the date specified therefor in clause
(a) shall constitute an Event of Default for all purposes of the Financing Documents.

        SECTION 11. Release of Liens. The Borrower and the Required Lenders hereby agree that:

>

        (a) contemporaneously with the closing of the Proposed SHM Facility Sale, pursuant to Section 7.02 of each of the applicable Mortgages, the Ventas Florida Facilities and the Owned Facilities shall be deemed to have been automatically released from the Lien of such Mortgage; provided that such releases shall not extend to any cash or other proceeds received by the Borrower or any of its Restricted Subsidiaries in connection with the consummation of any such transaction;

        (b) contemporaneously with the closing of the Proposed SHM Personal Property Sale and the Proposed SHM Accounts Sale, pursuant to Section 2.10 of the Credit Agreement and Section 5(j) and Section 18 of the Security Agreement, the property sold pursuant to the Proposed SHM Personal Property Sale and the Accounts sold pursuant to the Proposed SHM Accounts Sale shall, in each case, be deemed to have been automatically released from the Security Interests of the Security Agreement; provided that such releases shall not extend to any cash or other proceeds received by the Borrower or any of its Restricted Subsidiaries in connection with the consummation of any such transaction;

        (c) contemporaneously with the closing of the Proposed SLTCM Facility Sale, pursuant to Section 7.02 of the applicable Mortgage, the Ventas Texas Facility shall be deemed to have been automatically released from the Lien of such Mortgage; provided that such release shall not extend to any cash or other proceeds received by the Borrower or any of its Restricted Subsidiaries in connection with the consummation of any such transaction;

        (d) contemporaneously with the closing of the Proposed SLTCM Personal Property Sale and the Proposed SLTCM Accounts Sale, pursuant to Section
2.10 of the Credit Agreement and Section 5(j) and Section 18 of the Security Agreement, the property sold pursuant to the Proposed SLTCM Personal Property Sale and the Accounts sold pursuant to the Proposed SLTCM Accounts Sale shall, in each case, be deemed to have been automatically released from the Security Interests of the Security Agreement; provided that such releases shall not extend to any cash or other proceeds received by the Borrower or any of its Restricted Subsidiaries in connection with the consummation of any such transaction; and

        (e) the Administrative Agent and the Collateral Agent are authorized and directed to (i) execute and deliver all release documents reasonably requested and which are reasonably satisfactory to it to evidence any such release (without the requirement of consent from any Lender) and (ii) execute and deliver any consents, agreements or other instruments requested and which are reasonably satisfactory to it to give effect to the Ventas Facilities Purchase and the Proposed

>

Master Lease Amendments (without the requirement of consent from any Lender), in each case, all at the Borrower's sole cost and expense.

        SECTION 12. Notifications. The Borrower hereby agrees to notify the Administrative Agent, promptly upon the occurrence thereof, of the consummation of (a) the Ventas Facilities Purchase, (b) the Proposed SHM Facility Sale and
(c) the Proposed SLTCM Facility Sale.

        SECTION 13. Representations Correct; No Default. Kindred and the Borrower each represents and warrants that (i) the representations and warranties contained in the Financing Documents are true as though made on and as of the date hereof and will be true on and as of the Amendment Effective Date (as defined below) as though made on and as of such date and (ii) no Default has occurred and is continuing on the date hereof and no Default will occur or be continuing on the Amendment Effective Date.

        SECTION 14. Counterparts; Effectiveness. (a) This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

        (b) This Amendment shall become effective as of the date hereof on the date (the "Amendment Effective Date") when the Administrative Agent shall have received duly executed counterparts hereof signed by Kindred, the Borrower and the Required Lenders (or, in the case of any Lender as to which an executed counterpart shall not have been received, the Administrative Agent shall have received facsimile or other written confirmation from such party of execution of a counterpart hereof by such Lender).

        (c) No later than the first Business Day after the Fee Determination Date (as defined below), the Borrower shall pay the Administrative Agent, in immediately available funds for the account of each Lender that has evidenced its agreement hereto as provided in clause (b) by 2:00 P.M. (New York City time) on the later of (i) June 13, 2003 and (ii) the date the Administrative Agent issues a notice to the Lenders saying this Amendment has become effective (such later date, the "Fee Determination Date"), an amendment fee in an amount equal to 0.50% of the aggregate outstanding principal amount of such Lender's Loans (as outstanding on the opening of business on the date of this Amendment).

        (d) Except as expressly set forth herein, the waivers and amendments contained herein shall not constitute a waiver or amendment of any term or condition of the Credit Agreement or any other Financing Document, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

>

        SECTION 15. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

>

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                         KINDRED HEALTHCARE OPERATING, INC.


                                         By: /s/ RICHARD A. LECHLEITER
                                            -----------------------------------
                                         Name:  Richard A. Lechleiter
                                         Title: Senior Vice President, Chief
                                                Financial Officer and Treasurer


                                         KINDRED HEALTHCARE, INC.


                                         By: /s/ RICHARD A. LECHLEITER
                                            -----------------------------------
                                         Name:  Richard A. Lechleiter
                                         Title: Senior Vice President, Chief
                                                Financial Officer and Treasurer

>

                                         JPMORGAN CHASE BANK, as Administrative
                                         Agent and as Lender


                                         By: /s/ JAMES S. ELY, III
                                            -----------------------------------
                                         Name:  JAMES S. ELY, III
                                         Title:

>

                                         AG CAPITAL FUNDING PARTNERS, L.P.


                                         By:  /s/ MICHAEL L. GORDON
                                            -----------------------------------
                                         Name:  MICHAEL L. GORDON
                                         Title: AUTHORIZED SIGNATORY

>

                                         BANK OF AMERICA, N.A.


                                         By:
                                            -----------------------------------
                                         Name:
                                         Title:

>

                                         BEAR STEARNS & CO., INC.


                                         By: /s/ JOHN E. MCDERMOTT
                                            -----------------------------------
                                         Name:  JOHN E. MCDERMOTT
                                         Title: SENIOR MANAGING DIRECTOR

>

                                         CREDIT SUISSE FIRST BOSTON


                                         By:
                                            -----------------------------------
                                         Name:
                                         Title:

>

                                         CREDIT SUISSE FIRST BOSTON
                                         INTERNATIONAL


                                         By:
                                            -----------------------------------
                                         Name:
                                         Title:

>

                                         FOOTHILL INCOME TRUST II, L.P.


                                         By:
                                            -----------------------------------
                                         Name:
                                         Title:

>

                                         GOLDENTREE HIGH YIELD OPPORTUNITIES I,
                                         L.P.
                                         By: GOLDENTREE ASSET MANAGEMENT, LP


                                         By: /s/ FREDERICK S. HADDAD
                                            -----------------------------------
                                         Name:  FREDERICK S. HADDAD
                                         Title: AUTHORIZED SIGNATORY

>

                                         GOLDENTREE HIGH YIELD OPPORTUNITIES II,
                                         L.P.
                                         By: GOLDENTREE ASSET MANAGEMENT, LP


                                         By: /s/ FREDERICK S. HADDAD
                                            -----------------------------------
                                         Name:  FREDERICK S. HADDAD
                                         Title: AUTHORIZED SIGNATORY

>

                                         GOLDENTREE LOAN OPPORTUNITIES I,
                                         LIMITED
                                         By: GOLDENTREE ASSET MANAGEMENT, LP


                                         By: /s/ FREDERICK S. HADDAD
                                            -----------------------------------
                                         Name:  FREDERICK S. HADDAD
                                         Title: AUTHORIZED SIGNATORY

>

                                         EMERALD ORCHARD LIMITED


                                         By:
                                            -----------------------------------
                                         Name:
                                         Title:

>

                                         HIGHLAND LEGACY LIMITED


                                         By:
                                            -----------------------------------
                                         Name:
                                         Title:

>

                                         AIM FLOATING RATE FUND
                                         By: INVESCO SENIOR SECURED
                                             MANAGEMENT, INC.
                                         AS ATTORNEY IN FACT


                                         By: /s/ THOMAS H. B. EWALD
                                            -----------------------------------
                                         Name:  THOMAS H. B. EWALD
                                         Title: AUTHORIZED SIGNATORY

>

                                         AVALON CAPITAL LTD.
                                         By: INVESCO SENIOR SECURED
                                             MANAGEMENT, INC.
                                         AS PORTFOLIO ADVISOR


                                         By: /s/ THOMAS H. B. EWALD
                                            -----------------------------------
                                         Name:  THOMAS H. B. EWALD
                                         Title: AUTHORIZED SIGNATORY

>

                                         AVALON CAPITAL LTD. 2
                                         By: INVESCO SENIOR SECURED
                                             MANAGEMENT, INC.
                                         AS PORTFOLIO ADVISOR


                                         By: /s/ THOMAS H. B. EWALD
                                            -----------------------------------
                                         Name:  THOMAS H. B. EWALD
                                         Title: AUTHORIZED SIGNATORY

>

                                         CERES II FINANCE LIMITED
                                         By: INVESCO SENIOR SECURED
                                             MANAGEMENT, INC.
                                         AS SUB-MANAGING AGENT (FINANCIAL)


                                         By: /s/ THOMAS H. B. EWALD
                                            -----------------------------------
                                         Name:  THOMAS H. B. EWALD
                                         Title: AUTHORIZED SIGNATORY

>

                                         CHARTER VIEW PORTFOLIO
                                         By: INVESCO SENIOR SECURED
                                             MANAGEMENT, INC.
                                             AS INVESTMENT ADVISOR


                                         By: /s/ THOMAS H. B. EWALD
                                            -----------------------------------
                                         Name:  THOMAS H. B. EWALD
                                         Title: AUTHORIZED SIGNATORY

>

                                         DIVERSIFIED CREDIT PORTFOLIO LTD.
                                         By: INVESCO SENIOR SECURED
                                             MANAGEMENT, INC.
                                             AS INVESTMENT ADVISOR


                                         By: /s/ THOMAS H. B. EWALD
                                            -----------------------------------
                                         Name:  THOMAS H. B. EWALD
                                         Title: AUTHORIZED SIGNATORY

>

                                         SEQUILS-LIBERTY, LTD.
                                         By: INVESCO SENIOR SECURED
                                             MANAGEMENT, INC.
                                             AS COLLATERAL MANAGER


                                         By: /s/ THOMAS H. B. EWALD
                                            -----------------------------------
                                         Name:  THOMAS H. B. EWALD
                                         Title: AUTHORIZED SIGNATORY

>

                                         SARATOGA CLO I, LIMITED
                                         By: INVESCO SENIOR SECURED
                                             MANAGEMENT, INC.
                                             AS ASSET MANAGER


                                         By: /s/ THOMAS H. B. EWALD
                                            -----------------------------------
                                         Name:  THOMAS H. B. EWALD
                                         Title: AUTHORIZED SIGNATORY

>

                                         CONTINENTAL CASUALTY COMPANY


                                         By: /s/ MARILOU R. MCGIRR
                                            -----------------------------------
                                         Name:  MARILOU R. MCGIRR
                                         Title: VICE PRESIDENT

>

                                         LCM I LIMITED PARTNERSHIP
                                         By: LYON CAPITAL MANAGEMENT, LLC,
                                             AS ATTORNEY-IN-FACT


                                         By: /s/ FARBOUD TAVANGAR
                                            -----------------------------------
                                         Name:
                                         Title: LYON CAPITAL MANAGEMENT LLC
                                                FARBOUD TAVANGAR
                                                SENIOR PORTFOLIO MANAGER

>

                                         MORGAN STANLEY SENIOR FUNDING, INC.


                                         By: /s/ JAMES MORGAN
                                            -----------------------------------
                                         Name:  JAMES MORGAN
                                         Title: VICE PRESIDENT

>

                                         PRESIDENT & FELLOWS HARVARD COLLEGE
                                         By: REGIMENT CAPITAL MANAGEMENT, LLC
                                             AS ITS INVESTMENT ADVISOR
                                         By: REGIMENT CAPITAL ADVISORS, LLC
                                             ITS MANAGER AND PURSUANT
                                             TO DELEGATED AUTHORITY


                                         By: /s/ TIMOTHY S. PETERSON
                                            -----------------------------------
                                         Name:  TIMOTHY S. PETERSON
                                         Title: PRESIDENT

>

                                         REGIMENT CAPITAL, LTD.
                                         By: REGIMENT CAPITAL MANAGEMENT, LLC
                                             AS ITS INVESTMENT ADVISOR
                                         By: REGIMENT CAPITAL ADVISORS, LLC
                                             ITS MANAGER AND PURSUANT
                                             TO DELEGATED AUTHORITY


                                         By: /s/ TIMOTHY S. PETERSON
                                            -----------------------------------
                                         Name:  TIMOTHY S. PETERSON
                                         Title: PRESIDENT

>

                                         SUNAMERICA CORPORATION


                                         By:
                                            -----------------------------------
                                         Name:
                                         Title:

>

                                         VAN KAMPEN PRIME RATE INCOME TRUST
                                         By: VAN KAMPEN INVESTMENT ADVISORY
                                             CORP.


                                         By: /s/ CHRISTINA JAMIESON
                                            -----------------------------------
                                         Name:  CHRISTINA JAMIESON
                                         Title: VICE PRESIDENT

>

                                         VAN KAMPEN SENIOR FLOATING RATE FUND
                                         By: VAN KAMPEN INVESTMENT ADVISORY
                                             CORP.


                                         By: /s/ CHRISTINA JAMIESON
                                            -----------------------------------
                                         Name:  CHRISTINA JAMIESON
                                         Title: VICE PRESIDENT

>

                                         VAN KAMPEN SENIOR INCOME TRUST
                                         By: VAN KAMPEN INVESTMENT ADVISORY
                                             CORP.


                                         By: /s/ CHRISTINA JAMIESON
                                            -----------------------------------
                                         Name:  CHRISTINA JAMIESON
                                         Title: VICE PRESIDENT

>

SCHEDULE A

                                     PART I

Waldemere Place
1524 East Avenue South
Sarasota, FL 34239
Facility No. 117, Master Lease Agreement No.1

Healthcare and Rehabilitation of Sanford
950 Mellonville Avenue
Sanford, FL 32771
Facility No. 124, Master Lease Agreement No. 3

Titusville Rehabilitation & Nursing Center
1705 Jess Parrish Court
Titusville, FL 32796
Facility No. 125, Master Lease Agreement No. 2

Windsor Woods Rehabilitation & Healthcare Center
13719 Dallas Drive
Hudson, FL 34667
Facility No. 922/181, Master Lease Agreement No. 3

Bay Pointe Nursing Pavilion
4201 31st Street South
St. Petersburg, FL 33712
Facility No. 245, Master Lease Agreement No. 2

Winkler Court
3250 Winkler Avenue Extension
Fort Myers, FL 33916
Facility No. 268, Master Lease Agreement No. 4

Carrollwood Care Center
15002 Hutchinson Road
Tampa, FL 33625
Facility No. 372, Master Lease Agreement No. 3

Evergreen Woods Health & Rehabilitation Center
7045 Evergreen Woods Trail
Spring Hill, FL 34608
Facility No. 637, Master Lease Agreement No. 4

>

Rehabilitation & Healthcare Center of Tampa
4411 North Habana Avenue
Tampa, FL 33614
Facility No. 836, Master Lease Agreement No. 2

Rehabilitation and Healthcare Center of Cape Coral
2629 Del Prado Boulevard
Cape Coral, FL 33904
Facility No. 837, Master Lease Agreement No. 2

Casa Mora Rehabilitation & Extended Care
1902 59th Street West
Bradenton, FL 34209
Facility No. 1217, Master Lease Agreement No. 2

Kindred Rehabilitation & Nursing Center of Broward
401 East Sample Road
Pompano Beach, FL 33064
Facility No. 1218, Master Lease Agreement No. 4

Highland Pines Rehabilitation & Nursing Center
1111 South Highland Avenue
Clearwater, FL 33756
Facility No. 1220, Master Lease Agreement No. 3

Pompano Rehabilitation & Nursing Center
51 West Sample Road
Pompano Beach, FL 33064
Facility No. 1232, Master Lease Agreement No. 4

The Abbey Rehabilitation & Nursing Center
7101 9th Street North
St. Petersburg, FL 33702
Facility No. 1233, Master Lease Agreement No. 4

                                     PART II

San Pedro Manor
515 West Ashby Place
San Antonio, TX 78212
Facility No. 1234, Master Lease Agreement No. 4

>

                                    PART III

The Rehabilitation Center of the Palm Beaches
301 Northpoint Parkway
West Palm Beach, FL 33407

Boca Raton Rehabilitation Center
755 Meadows Road
Boca Raton, FL 33486

                                     PART IV

The Oaks at Avon
1010 US 27 North
Avon Park, FL 33825